CSFB 05-4

Group 15

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 15P1 until retired

ii.

Pay the 15P2 until retired

iii.

Pay the 15Z1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata the 15P3-15P9 until retired

ii.

Pay the 15S1 until retired

iii.

Pay the 15S2 until retired

iv.

Pay the 15S3 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 15P1 until retired

ii.

Pay the 15P2 until retired

iii.

Pay the 15Z1 until retired

2.

Pay the 15C1

3.

Pay disregarding the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 15P1 until retired

ii.

Pay the 15P2 until retired

iii.

Pay the 15Z1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata the 15P3-15P9 until retired

ii.

Pay the 15S1 until retired

iii.

Pay the 15S2 until retired

iv.

Pay the 15S3 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 15P1 until retired

ii.

Pay the 15P2 until retired

iii.

Pay the 15Z1 until retired

Notes

Accrual rules:

Pay the 15Z1 accrual amount sequentially to 15P1, 15P2 and then to the 15Z1

Pxing Speed = 300PSA

Settlement = 4/29/05